FOR IMMEDIATE RELEASE: Friday, January 23, 2026 Centrus to Expand Oak Ridge Centrifuge Manufacturing Plant to Facilitate Large-Scale Deployment • Nuclear fuel supplier to create nearly 430 jobs and invest more than $560 million in Oak Ridge • Project supports large-scale restoration of domestic uranium enrichment capability OAK RIDGE, Tenn. – Tennessee Gov. Bill Lee, Deputy Gov. and Department of Economic and Community Development Commissioner Stuart C. McWhorter and Centrus Energy President and CEO Amir Vexler announced today that Centrus (NYSE: LEU) plans a major expansion in East Tennessee, transitioning its Oak Ridge facility to a high-rate manufacturing plant. As part of the expansion, Centrus plans to create nearly 430 new jobs and invest more than $560 million in Anderson County over the next several years to support both the growth in workforce and investment in the production of thousands of advanced centrifuges. Today’s announcement supports Centrus’ recently announced plans for a major expansion of its Ohio uranium enrichment plant, which will help the company meet America’s commercial and national security requirements. The first new centrifuges produced in Tennessee are expected to come online in Ohio in 2029. Centrus’ Technology and Manufacturing Center in Oak Ridge is the only uranium enrichment centrifuge manufacturing facility in the U.S. The company recently was awarded funding from the U.S. Department of Energy (DOE) to expand its uranium enrichment plant in Ohio with centrifuges produced in Tennessee. Centrus is the eighth company to utilize funding from Tennessee’s Nuclear Energy Fund. The $50 million fund was in Gov. Lee’s recommended 2023-2024 budget and approved by the Tennessee General Assembly. An additional $10 million was allocated and approved in the state’s budget during both the 2024 and 2025 legislative sessions, bringing the fund’s total to $70 million since its inception. QUOTES “Companies nationwide recognize that Tennessee is the nation’s epicenter for new nuclear, and I am grateful for Centrus’ continued investment in the Volunteer State. These 400 new jobs will create greater opportunity for Tennesseans and advance our state’s position as a leader in energy independence.” – Gov. Bill Lee

“Tennessee is rapidly becoming a leader in clean energy, and I’m proud to announce additional jobs and investment alongside Centrus today. Through strategic investments from our state’s Nuclear Energy Fund, we are strengthening Tennessee’s nuclear infrastructure and advancing the technology and education needed to support it. We appreciate Centrus’ commitment to the next generation of clean energy and look forward to the positive impact this investment will bring to our state.” – Deputy Gov. and TNECD Commissioner Stuart C. McWhorter “We are proud to be leading the effort to restore America’s ability to enrich uranium at scale – using American technology, built by American workers right here in Tennessee. These advanced centrifuges are essential to meeting America’s energy security and national security requirements. We are honored to be a part of the vibrant ecosystem of nuclear energy leaders in East Tennessee and grateful for the strong support of federal, state and local leaders here.” – Amir Vexler, CEO, Centrus “TVA is proud to support Centrus as they expand their operations in Oak Ridge. This investment and the creation of more than 400 high-quality jobs underscore the region’s role as a hub for nuclear innovation and advanced manufacturing. TVA is committed to powering economic growth and partnering with companies like Centrus to strengthen energy security and drive progress for the communities we serve.” – Don Moul, president and CEO, TVA “Centrus has been an outstanding corporate citizen, and its continued growth reflects both the long-term stability of Anderson County and the unmatched advantages of doing business in the Oak Ridge Corridor. This announcement is a powerful statement of confidence in our community, our people, our work ethic and the strength of our partnerships across local, state and federal levels. Centrus’ investment strengthens our position as a national hub for next- generation nuclear and advanced manufacturing, and we are grateful to TNECD and our regional partners for helping ensure Tennessee remains the destination for transformative, future- defining industries.” – Anderson County Mayor Terry Frank “Oak Ridge is proud to support the growth of Centrus in our community. The expansion of their operations and the integration of Centrus’s advanced technology signal a return to American leadership in nuclear energy, an area where Oak Ridge has long played a critical role. As these operations come online, they will bring new, well-paying jobs and meaningful economic opportunity for the people of our community.” – Oak Ridge Mayor Warren Gooch “Centrus is a leader in advanced nuclear fuel technology, and the company’s decision to invest and create jobs in Tennessee underscores our state’s strength in high-tech manufacturing and energy innovation. We are proud to partner with a company that is helping power America’s future while creating quality jobs for Tennesseans.” – Lt. Gov. Randy McNally (R-Oak Ridge) “I’m thrilled to hear that Centrus is expanding its operations here in Anderson County. They have been a phenomenal business partner in Oak Ridge, and this significant investment will strengthen our local economy and support families across the region. I am grateful for Centrus’

continued commitment to our community and look forward to their continued success.” – Rep. Rick Scarbrough (R-Oak Ridge) About Centrus Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America’s uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com. About the Tennessee Department of Economic and Community Development (TNECD) TNECD is the state's primary agency committed to fostering economic growth through job creation and community development. By attracting new corporate investment and facilitating the growth of existing businesses, the department works to strengthen Tennessee's competitive landscape. Additionally, TNECD strives to increase the economic prosperity for all Tennesseans by providing grants to communities statewide, helping them to become vibrant, business-friendly environments where companies can flourish. For more information, visit us at tnecd.com. Join the conversation on Twitter, Instagram, LinkedIn, Facebook and YouTube. Contacts Centrus Media Dan Leistikow Vice President, Corporate Communications LeistikowD@centrusenergy.com Centrus Investors Neal Nagarajan Senior Vice President, Head of Investor Relations NagarajanNK@centrusenergy.com TNECD Chris O’Brien Public Information Officer (615) 934-5879 Chris.OBrien@tn.gov

Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: geopolitical conflicts, including the war in Ukraine; market demand and competition; changes in economic or industry conditions; supply chain disruptions; the imposition of tariffs and/or sanctions that impact our ability to obtain, deliver, transport, or sell LEU or the SWU and natural uranium hexafluoride components of LEU delivered to us under the TENEX Supply Contract or other supply contracts or make related payments or deliveries of natural uranium hexafluoride to TENEX; regulatory approvals and compliance requirements; technological changes; DOE procurement decisions; U.S. government appropriations; government decisions regarding, our lease with the DOE in Piketon, Ohio, including with respect to the term and the scope of permitted activities; our ability to attract qualified employees necessary for the potential expansion of our operations in Oak Ridge, Tennessee or Piketon, Ohio; and our ability to execute our strategic initiatives. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our most recent Annual Report on Form 10-K, under Part II, Item 1A - “Risk Factors” in our subsequent Quarterly Reports on Form 10-Q, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. ###